Filed Pursuant to Rule 497
Registration Statement Nos. 333-138418 and 333-140735
PROSPECTUS

4,200,000 Shares

Common Stock

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Upon completion of the formation transactions described in this prospectus, we will acquire Triangle Mezzanine Fund LLLP, a North Carolina limited liability limited partnership which is licensed as a small business investment company by the United States Small Business Administration. We will operate Triangle Mezzanine Fund LLLP as a wholly-owned subsidiary and initially will make all of our portfolio investments through that entity.

We are offering 4,200,000 shares of our common stock. This is our initial public offering, and no public market currently exists for our shares. Our common stock has been approved for quotation on the Nasdaq Global Market under the symbol “TCAP.”

Effective concurrently with the closing of this offering, we will issue 1,416,667 shares of common stock, having an aggregate value based on the initial public offering price of $21.3 million, to the limited partners of Triangle Mezzanine Fund LLLP in exchange for their limited partnership interests. We will also issue an aggregate of 500,000 shares of our common stock, having an aggregate value of $7.5 million, to the members of the general partner of Triangle Mezzanine Fund LLLP in exchange for the general partnership interest in Triangle Mezzanine Fund LLLP. The general partnership interest acquired will have no value for purposes of determining our net asset value. The 1,916,667 shares of common stock we will issue will have an aggregate value of $28.8 million based on the initial public offering price, while our pro forma aggregate net asset value as of September 30, 2006, assuming the exchange of 1,916,667 shares of common stock for all partnership interests on that date, was $22.7 million. Our pro forma as-adjusted net asset value per share as of September 30, 2006 assuming the acquisition of all the outstanding partnership interests and consummation of this offering was $80.0 million or approximately $13.07 per share. Consequently, investors purchasing stock in this offering will incur immediate dilution of $1.93 per share. See “Dilution” on page 34 for more information.

Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 12. Our shares have no history of trading in a public securities market. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$15.00	$63,000,000
Underwriting discount (sales load) on 4,000,000 shares sold to public	$1.05	$4,200,000
Underwriting discount (sales load) on 200,000 directed shares(1)	$0.375	$75,000
Proceeds to us, before expenses(2)	$13.98	$58,725,000

(1)	The underwriters have reserved 200,000 shares of our common stock for sale to our directors, employees and their family members and associates, at the public offering price.

(2)	We estimate that we will incur approximately $1,500,000 of expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to an additional 630,000 shares of our common stock at the public offering price, less the underwriting discount (sales load), solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price would be $72,450,000, the total underwriting discount (sales load) would be $4,936,500, and the proceeds to us, before expenses, would be $67,513,500.

The underwriters expect to deliver the shares on or about February 21, 2007.

Morgan Keegan & Company, Inc.

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.
Avondale Partners
Sterne, Agee & Leach, Inc.

The date of this prospectus is February 14, 2007.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated February 14, 2007, the underwriters named below, for whom Morgan Keegan & Company, Inc. is acting as representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares

Morgan Keegan & Company, Inc.	2,100,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	945,000
Avondale Partners, LLC	840,000
Sterne, Agee & Leach, Inc.	315,000

Total	4,200,000

The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock has been approved for listing on the Nasdaq Global Market under the symbol “TCAP.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 630,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 365 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Determination Of Offering Price

Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

•	the information set forth in this prospectus and otherwise available to the underwriters,

•	market conditions for initial public offerings,

•	the history and the prospects for the industry in which we compete,

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